UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2021 (April 15, 2021)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	The New York Stock Exchange
1.125% Senior Notes due 2023	CE /23	The New York Stock Exchange
1.250% Senior Notes due 2025	CE /25	The New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 15, 2021, Celanese Corporation (the "Company") held its 2021 Annual Meeting virtually at www.virtualshareholdermeeting.com/CE2021. The Company’s stockholders were asked to consider and vote upon three proposals: (1) election of ten directors to the Board to serve for a term that expires at the annual meeting of stockholders in 2022 or until their successors are duly elected and qualified or their earlier resignation or retirement; (2) ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2021; and (3) an advisory vote to approve executive compensation.
As of the 2021 Annual Meeting record date of February 18, 2021, there were 114,174,882 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the 2021 Annual Meeting, if represented in person or by proxy at the Annual Meeting. A total of 102,688,692 shares were voted in person or by proxy 89.93% quorum). For each proposal, the stockholder voting results were as follows:
1. Election of Directors. Each of the director nominees was elected to serve for a term which expires at the annual meeting of stockholders in 2022 by the votes set forth in the table below.

Nominee	Voted For	Voted Against	Abstain	Broker Non-Votes
Jean S. Blackwell	99,240,914	656,396	22,299	2,769,083
William M. Brown	92,955,317	6,940,948	23,344	2,769,083
Edward G. Galante	98,308,919	1,586,687	24,003	2,769,083
Kathryn M. Hill	99,281,504	617,376	20,729	2,769,083
David F. Hoffmeister	96,934,192	2,961,125	24,292	2,769,083
Jay V. Ihlenfeld	99,128,031	769,719	21,859	2,769,083
Deborah J. Kissire	98,876,214	1,021,376	22,019	2,769,083
Kim K.W. Rucker	98,477,975	1,420,420	21,214	2,769,083
Lori J. Ryerkerk	94,099,907	5,342,118	477,584	2,769,083
John K. Wulff	96,833,570	3,064,112	21,927	2,769,083
2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021 was ratified by the stockholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
101,700,858	971,908	15,926
3. Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement for the 2021 Annual Meeting, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
96,266,424	3,524,885	128,300	2,769,083

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION

By:	/s/ MICHAEL R. SULLIVAN
Name:	Michael R. Sullivan
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date:	April 19, 2021

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